EXHIBIT 99.2

                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350
                         AS ADOPTED PURSUANT TO
              SECTON 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Amerimmune Pharmaceuticals, Inc. (the "Company) on Form 10-QSB for the period ended December 31,2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the report fairly presents, in all material respects, the financial conditions and results of operations of the Company.


/s/ Kenneth M. Collins
Chief Financial Officer
(Principal Accounting Officer)
February 18, 2003